EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Digital Video Systems, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003, as amended by Amendment No. 1 on Form 10-K/A and as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Thomas A. Spanier, Chief Executive Officer of the Company and Douglas T. Watson, Acting Chief Financial Officer of the Company, each, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2004	/s/ Thomas A. Spanier Thomas A. Spanier Chief Executive Officer Digital Video Systems, Inc.

Dated: April 29, 2004	/s/ Douglas T. Watson Douglas T. Watson President and Acting Chief Financial Officer Digital Video Systems, Inc.

This certification accompanies this Amendment No. 1 to Report on Form 10-K pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by Digital Video Systems, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Digital Video Systems, Inc. specifically incorporates it by reference.

A signed original of this written statement required by Section 906 has been provided to Digital Video Systems, Inc. and will be retained by Digital Video Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.